UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2019 (May 8, 2019)

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2019, GameStop Corp. (“GameStop”) and Daniel J. Kaufman entered into an amendment (the “Amendment”) of his Executive Employment Agreement with GameStop dated October 1, 2012, as amended on March 1, 2018 and May 31, 2018 (the “Employment Agreement”). The Amendment reflects the change in Mr. Kaufman’s position from Chief Legal and Administrative Officer and Corporate Secretary to Chief Transformation Officer (CTO), effective May 10, 2019, as well as the following additional changes to the Employment Agreement:

(i) Upon a termination without cause, resignation with good reason or disability termination, performance-based equity awarded during or after 2019 would remain outstanding and vest, if at all, based on actual performance through the end of the applicable performance period (rather than immediately vesting at target, as the Employment Agreement previously provided with respect to all performance-based equity awards and continues to provide with respect to pre-2019 performance-based equity awards);

(ii) Upon a termination without cause or resignation with good reason during the 2020 fiscal year, in addition to his other severance rights, Mr. Kaufman would be eligible to receive a pro-rata annual bonus for the year of termination, based on actual performance in that year; and

(iii) Any severance benefits payable to Mr. Kaufman under the Employment Agreement will be conditioned on his execution of a general release of claims in a form reasonably prescribed by GameStop.

The CTO position is a challenging role that GameStop believes will be central to a successful transformation of its business. Given his executive skills, experience and deep familiarity with our organization, GameStop concluded that Mr. Kaufman is uniquely qualified to fill this role and lead the transformation process. The CTO position will require Mr. Kaufman’s full time and attention and, therefore, he was asked to step down from his former roles of Chief Legal and Administrative Officer and Corporate Secretary and his former duties were reassigned to other GameStop employees. However, the CTO position is a not a permanent role. Upon conclusion of the transformation process, it is not expected that Mr. Kaufman will have the opportunity to resume his former duties or be offered another senior executive position with GameStop. Therefore, in consideration for Mr. Kaufman’s agreement to accept the CTO position and waive his right to resign now with “good reason” as a result of the reassignment of his former duties, the Amendment provides that, if Mr. Kaufman remains in service through June 1, 2020 (the expected end date for the CTO position), a resignation from employment by Mr. Kaufman during June 2020 will be treated under the Employment Agreement as a resignation with good reason. Upon a good reason resignation, Mr. Kaufman would be entitled to the severance benefits contemplated by his Employment Agreement, as amended.

The foregoing description of the Amendment is qualified by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 10.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

10.1	Amendment dated May 8, 2019 to Executive Employment Agreement with Daniel J. Kaufman.

Forward Looking Statements

Certain statements made in this report, including, for example, statements regarding the benefits of transformation initiatives and future results or expectations of the Company, are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. No assurance can be given that future results expressed or implied by the forward looking statements will be achieved, and actual results may differ materially from those contemplated by the forward looking statements. Such statements are based on management’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward looking statements, many of which are beyond our control, and are not guarantees of future results or achievements. Consequently, no forward looking statements are not guarantees of future performance and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its businesses or operations. As a result, you should not place undue reliance on any such statements and caution must be exercised in relying on forward looking statements.

The following factors, among others, could cause actual results to differ materially from those described in these forward looking statements: the uncertain impact, effects and results of the board’s review of operating, strategic, financial and structural alternative; volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital and credit; our inability to obtain sufficient quantities of product to meet consumer demand; the timing of release and consumer demand for new and pre-owned products; our ability to continue to expand, and successfully open and operate new stores for our collectibles business; risks associated with achievement of anticipated financial and operating results from acquisitions; our ability to sustain and grow our console digital video game sales; the impact of goodwill and intangible asset impairments; cost reduction initiatives, including store closing costs; risks related to changes in, and our continued retention of, executive officers and other key personnel; changes in consumer preferences and economic conditions; increased operating costs, including wages; cyber security events and related costs; risks associated with international operations; increased competition and changing technology in the video game industry; changes in domestic or foreign laws and regulations that reduce consumer demand for, or increase prices of, our products or otherwise adversely affect our business; our effective tax rate and the factors affecting our effective tax rate, including changes in international, federal or state tax, trade and other laws and regulations; the costs and outcomes of legal proceedings and tax audits; our use of proceeds from the sale of our Spring Mobile business; and unexpected changes in the assumptions underlying our outlook for fiscal 2019.  Additional factors that could cause our results to differ materially from those reflected or described in the forward looking statements can be found in GameStop's Annual Report on Form 10-K for the fiscal year ended February 2, 2019 filed with the SEC and available at the SEC's Internet site at http://www.sec.gov or http://investor.GameStop.com. Forward-looking statements contained in this press release speak only as of the date of this release. The Company undertakes no obligation to publicly update any forward looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: May 10, 2019	By:	/s/ ROBERT A. LLOYD
Name: Robert A. Lloyd Title: Chief Operating Officer and Chief Financial Officer